Aptus International Enhanced Yield ETF
Schedule of Investments
July 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 85.6%	Shares	Value
Developed Market Equity -- 57.4%
iShares Core MSCI International Developed Markets ETF (a)	1,583,760	$107,268,065
Emerging Market Equity – 28.2%
SPDR Portfolio Emerging Markets ETF (a)	1,381,341	52,670,532
TOTAL EXCHANGE TRADED FUNDS (Cost $145,701,458)		159,938,597

EQUITY-LINKED NOTES - 14.3%	Principal Amount
UBS AG, ELN, (linked to iShares MSCI EAFE ETF), 27.44%, 08/07/2024 (b)	$6,600,000	6,642,482
GS Finance Corporation, ELN, (linked to iShares MSCI EAFE ETF), 21.31%, 08/14/2024 (b)	6,800,000	6,735,626
UBS AG, ELN, (linked to S&P 500 Index), 46.20%, 08/21/2024 (b)	6,800,000	6,716,448
Citigroup Global Markets Holdings Inc., ELN, (linked to iShares MSCI EAFE ETF), 37.50%, 08/28/2024 (b)	6,800,000	6,748,320
TOTAL EQUITY-LINKED NOTES (Cost $27,000,000)		26,842,876

SHORT-TERM INVESTMENTS - 3.6%	Shares
Money Market Funds - 3.6%
First American Treasury Obligations Fund - Class X, 5.20% (c)	6,767,158	6,767,158
TOTAL SHORT-TERM INVESTMENTS (Cost $6,767,158)		6,767,158

TOTAL INVESTMENTS - 103.5% (Cost $179,468,616)		193,548,631
Liabilities in Excess of Other Assets - (3.5)%		(6,590,047)
NET ASSETS - 100.0%		$186,958,584

Percentages are stated as a percent of net assets.

(a) (b) (c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
The rate shown represents the 7-day effective yield as of July 31, 2024.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Aptus International Enhanced Yield ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$159,938,597	$–	$–	$159,938,597
Equity-Linked Notes	–	26,842,876	–	26,842,876
Money Market Funds	6,767,158	–	–	6,767,158
Total Investments	$166,705,755	$26,842,876	$–	$193,548,631

Refer to the Schedule of Investments for further disaggregation of investment categories.